SouthTrust Funds
SouthTrust U.S. Treasury Money Market Fund
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Supplement to the Prospectus dated June 30, 2001



     Please note the following changes to the procedures described in the Fund's prospectus under the headings "WHAT DO SHARES COST?" "HOW TO PURCHASE SHARES" "HOW TO REDEEM AND EXCHANGE SHARES" and " ACCOUNT AND SHARE INFORMATION"

     On page 5 please replace the first two paragraphs under the section entitled "WHAT DO SHARE COST?" with the following:

     "Shares of the Fund are sold without a sales charge or a redemption fee. You can purchase, redeem, or exchange shares any day the New York Stock Exchange (NYSE) is open. Purchase orders received before 2:00 p.m. (Eastern time) will be executed at 2:00 p.m. (Eastern time); but if federal funds for such orders are not received by 4:00 p.m. (Eastern time), the order will be canceled with notice to the investor. Orders received after 2:00 p.m. (Eastern time) will be executed on the next business day. Share transactions via wire will not be available on days the Federal Reserve wire system is closed.

     The Fund attempts to stabilize the net asset value (NAV) of its shares at $1.00 per share by valuing the portfolio securities using the amortized cost method of accounting. The Fund cannot guarantee that its NAV will always remain at $1.00 per share. NAV is determined twice, at 2:00 p.m. (Eastern time) and at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open."

On page 7 please replace the second paragraph under "THROUGH A SOUTHTRUST FUNDS DEALER" with the following:

     "Submit your purchase order to the SouthTrust Funds Dealer before 2:00 p.m. (Eastern time). You will receive that day's dividends if the SouthTrust Funds Dealer forwards the order to the Fund and the Fund receives payment by 4:00 p.m. (Eastern time). You will become the owner of shares and receive dividends when the Fund receives your payment. SouthTrust Funds Dealers should send payments according to the instructions in the sections "By Check" or "By Wire.""

     On page 8 please replace the second and third paragraphs under "BY TELEPHONE" with the following:

     "If you call before 2:00 p.m. (Eastern time), your redemption will be wired to you the same day. You will not receive that day's dividend.

     If you call after 2:00 p.m. (Eastern time), your redemption will be wired to you the following business day. You will receive that day's dividend."

     On page 9 please replace the section entitled "THROUGH A SOUTHTRUST FUNDS DEALER" with the following:

     "Submit your redemption or exchange request by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). SouthTrust Funds Dealers are responsible for promptly submitting redemption requests and providing proper written redemption instructions as outlined below. If your redemption order is received before 2:00 p.m. (Eastern time), payment in federal funds is normally wired the same day. Payment for redemption requests received after 2:00 p.m. noon (Eastern time) but before 4:00 p.m. (Eastern time) will be wired the next business day."

     On page 12 please replace the first paragraph under the section entitled "DIVIDENDS AND CAPITAL GAINS" with the following:

     "The Fund declares daily and pays any dividends monthly to shareholders. If you purchase shares by wire, you begin earning dividends on the day your wire is received if your purchase order is received by 2:00 p.m. (Eastern time). If you purchase shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received."


                                                               December 11, 2001

Federated Securities Corp., Distributor
Cusip 844734103
26942 (12/01)